Exhibit 99.2

BLUEGREEN VACATIONS INVESTOR PRESENTATION SECOND QUARTER 2022 AUGUST 2022

Forward- looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations of management and can be identified by the use of words such as “believe”, “may”, “could”, “should”, “plans”, “anticipates”, “intends”, “estimates”, “expects”, and other words and phrases of similar import. Forward-looking statements involve risks, uncertainties, and other factors, many of which are beyond our control, that may cause actual results or performance to differ from those set forth or implied in the forward-looking statements. These risks and uncertainties include, without limitation, the risk that the Company is a holding company and, accordingly, will be largely dependent on dividends from Bluegreen to fund its expenses and obligations in future periods, and Bluegreen’s ability to pay dividends will depend on its results and may be limited by the terms of Bluegreen’s indebtedness; risks regarding the amount of shares, if any, which may be repurchased by the Company in the future, the value of any shares repurchased by the Company, the timing of any share repurchases, and the availability of funds for the repurchase of shares; risk that quarterly dividend payments may not be declared at the current level in the future, on a regular basis as anticipated, or at all; risks relating to Bluegreen’s business, operations and financial results; risks related to the COVID-19 pandemic and the recovery from the COVID-19 pandemic; competitive conditions; labor market conditions, including costs and shortages of labor, and its impact on Bluegreen’s operations and sales; risks relating to our liquidity and the availability of capital; the risk that our allowance for loan losses may not be adequate and, accordingly, may need to be further increased in the future, including if Bluegreen’s default rates increase and exceed expectations, changes in general economic conditions, including increasing interest rates, inflationary trends, a recession in the United States and supply chain issues; and risks related to Bluegreen’s efforts to address the actions of timeshare exit firms and the increase in default rates associated therewith are not successful, or otherwise; risks related to our indebtedness, including the potential for accelerated maturities and debt covenant violations; the impact of the COVID-19 pandemic and general economic conditions on Bluegreen’s consumers, including their income, their level of discretionary spending; the risk that our core strategy of primarily offering a ‘drive-to’ network of resorts will not continue to serve as a growth driver; risks associated with the acquisition and development of resort inventory including costs exceeding expectations, construction delays, environmental issues and overall success of new projects, the risk that resort operations and club management segment may not continue to produce recurring EBITDA and free cash flow; risks that Bluegreen’s current or future marketing alliances and arrangements, including its marketing arrangements with Bass Pro and the Choice Hotels program, may not be maintained or result in the benefits anticipated, including increased VOI sales and sales efficiencies, that sales from marketing alliances and other arrangements or otherwise may not continue as expected, that any future expansion into additional Bass Pro or Cabela’s stores may not meet Bluegreen’s expectations or goals, and there is no assurance that Bluegreen will continue to have marketing operations at the Bass Pro and Cabela’s stores where it currently conducts marketing operations; the risk that vacation package sales, including those in the pipeline, may not convert to tours and/or VOI sales at anticipated or historical rates; the risk that efforts to reactivate older vacation packages which have not been used may not be successful; the risk that resort occupancies may not continue at historical levels or meet expectations; our and Bluegreen’s ability to successfully implement strategic plans and initiatives, generate earnings and long-term growth may not result in increased sales, revenues or efficiencies, or otherwise be successful; risks that construction defects, structural failures or natural disasters at or in proximity to Bluegreen’s resorts, including the condominium collapse which occurred in close proximity to Bluegreen’s resort in Surfside, Florida and which has resulted in the temporary closure of such resort, may cause liabilities that are not adequately covered by insurance and closures of operations that may have a significant adverse impact on our results of operations and cash flow; risks related to expansion of the resort network in existing and to new locations, including that such expansion may not be successful, may increase the Company’s debt and decrease the Company’s free cash flow; risks related to the mix of sales to new customers and existing owners, including that the level of sales to new customers may not be increased or maintained, or support net owner growth in the future; our expectations with respect to fee-based sales as a percentage of system-wide sales, cost of VOIs sold, selling and marketing expense, the provision for loan losses and general and administrative expenses directly attributable to sales and marketing operations for 2022 may not prove to be accurate, and costs may be greater than expected; and the additional risks and uncertainties described in the Company's filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (including the “Risk Factors” section thereof), which was filed on March 4, 2022, and the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022, which is expected to be filed on August 3, 2022. The Company cautions that the foregoing factors are not exclusive. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements. In addition, past performance may not be indicative of future results. bluegreenvacations 2

BLUEGREEN VACATIONS Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (the “Company") is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 69 Club and Club Associate Resorts and access to nearly 11,200 other hotels and resorts through partnerships and exchange networks. The Company also offers, through its subsidiaries, a portfolio of comprehensive, fee-based resort management, financial, and sales and marketing services to, or on behalf of, third parties. bluegreenvacations 3

Second Quarter Highlights Net income attributable to shareholders of $17.8 million. Diluted EPS of $0.87. Adjusted EBITDA attributable to shareholders(1) of $34.7 million. System-wide sales of VOIs of $198.5 million. Resort Operations and Club Management Segment Adjusted EBITDA of $20.9 million. Marketing operations at 128 Bass Pro and Cabela’s locations. Sales volume per guest (“VPG”) of $3,016. Sold 40,395 vacation packages. Total revenue of $235.6 million. (1) See Appendix for reconciliation. bluegreenvacations 4

Second Quarter(1) Performance ($ In millions except vacation packages data) System-Wide Sales of VOIs $225 $200 $175 $150 $125 $100 $75 $50 $25 $0 $163.4 $198.5 2Q 2021 2Q 2022 Total Revenue $250 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0 $193.5 $235.6 2Q 2021 2Q 2022 Adjusted EBITDA $40 $35 $30 $25 $20 $15 $10 $5 $0 $35.7 $34.7 2Q 2021 2Q 2022 Vacation Packages Sold 60,000 50,000 40,000 30,000 20,000 10,000 0 56,252 40,395 2Q 2021 2Q 2022 For the three months ended 6/30/2021 and 6/30/2022. See Appendix for reconciliation to net income attributable to shareholders of $19.5 million and $17.8 million for the three months ended 6/30/2021 and 6/30/2022, respectively. bluegreenvacations 5

Year to Date(1) Performance ($ in millions except vacation packages data) System-Wide Sales of VOIs $400 $350 $300 $250 $200 $150 $100 $50 $0 $270.5 $350.1 YTD 2021 YTD 2022 Total Revenue $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $339.7 $430.6 YTD 2021 YTD 2022 Adjusted EBITDA attributable to shareholders $70 $60 $50 $40 $30 $20 $10 $0 $48.4 $65.7 YTD 2021 YTD 2022 Vacation Packages Sold 110,000 100,000 90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0 105,630 82,385 YTD 2021 YTD 2022 For the six months ended 6/30/2021 and 6/30/2022. See Appendix for reconciliation to net income (loss) attributable to shareholders of $22.5 million and $33.8 million for the six months ended 6/30/2021 and 6/30/2022. bluegreenvacations 6

Sales & Marketing Driven Business 6/30/2021"' 6/30/202212' 56,000+ Vacation Packages Sold ~59,000 Guest Tours (New Customer & Existing Owners) $163.4 Million System-Wide VOI Sales -216,000 Vacation Club Owners Vacation Packages & Leads In-House Tours Owners 40,000+ Vacation Packages Sold -66,000 Guest Tours (New Customer & Existing Owners) $198.5 Million System-Wide VOI Sales -217,000 Vacation Club Owners Marketing Mix by % of Sales Other New Customer 19% Samplers 3% Existing Owners 54% Bass Pro/Cabela's 19% Choice 5% New Customer Sales Existing Owner Sales For the three months ended 6/30/21. For the three months ended 6/30/22. bluegreenvacations 7

Liquidity Position ($ in millions) Liquidity Position Unrestricted Cash $250 $200 $150 $100 $50 $0 $140.2 $222.1 12/31/2021 6/30/2022 Free Cash Flow(1) (3) $70 $60 $50 $40 $30 $20 $10 $0 $45.0 $61.1 YTD 2021 YTD 2022 Availability (2) Under Credit Lines $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $266.1 $417.8 12/31/2021 6/30/2022 Liquidity Profile As of June 30, 2022, the Company had total availability(2) of $417.8 million under its $490.0 million of credit and receivable purchase facilities. For the six months ended 6/30/21 & 6/30/22, respectively. Subject to eligible collateral and the terms and conditions of each facility. See the Appendix for a reconciliation of cash flow from operating activities to free cash flow, which is defined as cash from operating activities less capital expenditures. bluegreenvacations 8

Strategic Relationships Cabela’s One-way, exclusive in-store Bass Pro marketing relationship Operation of 128 kiosks in Bass Pro and Cabela’s stores as of June 30, 2022 CHOICE HOTELS Marketing to Choice customers, including over 50 million Choice Privileges members through a call transfer program and outbound telemarketing methods bluegreenvacations 9

Extensive Network for Reaching Target Customers Sales of Bluegreen Vacation Packages at 128 Locations Bluegreen Club Resorts (43) # Bluegreen Club Resorts - Big Cedar JV (3) Bluegreen Club Associate Resorts (23) • Bass Pro Shops' with BXG (69) • Cabela’s' with BXG (59) Percent of Owner Population by state 6-10% 4-5% 2-3% <2% bluegreenvacations 10

A Leading Operator of “Drive-To” Vacation Ownership Resorts Approximately 88% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western U S Bluegreen Club Resorts (43) Bluegreen Club Resorts - Big Cedar JV (3) Bluegreen Club Associate Resorts (23) Kauai Niihau Oahu Molokai Percent of Owner Population by state 6-10% 4-5% 2-3% <2% Owner data as of 12/31/21. Club Resorts include resorts in which owners have the right to use a significant amount of the units in connection with their ownership. Club Associate Resorts include resorts in which owners have the right to use a limited number of units in connection with their ownership. bluegreenvacations 11

Securitizations and Other Credit Facilities ($ in millions) Recent Securitization History 2022-A 2020-A 2018-A 2017-A 2016-A 2015-A Initial Note Amount $172.00 $131.00 $117.70 $120.20 $130.50 $117.80 Advance Rate 88.30% 88.00% 87.20% 88.00% 90.00% 94.25% Weighted Avg. Interest Rate 4.60% 2.60% 4.02% 3.12% 3.35% 3.02% Stated Maturity 2037 2036 2034 2032 2031 2030 Weighted Avg. FICO Score 724 726 718 713 707 708 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2022-A $172 $164 2020-A 131 79 2018-A 118 47 2017-A 120 32 2016-A 131 20 2015-A 118 11 2013-A 111 0 2012-A 100 0 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 0 2002-A 170 0 Total $2,035 $189 ~$418 Million of Available Credit Facility Liquidity (1) Corporate Credit line $20 $180 $200 Keybank /DZ Purhcase Facility (3) $80 $80 Liberty Bank Facility (3) $11 $29 $40 Quorum Purcahse Facility (3) $16 $34 $50 NBA Facility (3) $21 $49 $70 Pacific Western Bank Facility (3) $4 $46 $50 Outstanding Avaialble As of 6/30/22. Subject to eligible collateral, if applicable, and terms and conditions of each facility. Facilities for the financing of the Company’s VOI notes receivable. bluegreenvacations 12

VOI Sales Finance Business

- Seller-financing provided for up to 90% of purchase price (down payment may include equity)
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.3%[1]
- In-house servicing team

Net Interest Spread
For the six months ended 6/30/2022
($ in millions)



$46
Interest Income on VOI Notes Receivable Portfolio
-
$8
Interest Expense on Receivable-Backed Debt
+
$-
Net Mortgage Servicing
=
$38
Financing Revenue

FICO Profiles as of 6/30/2022[2]



601-699
39%
<600[2]
3%
Average FICO score of 728[3]
700+
58%

Average Annual Default Rate



9.73%
7.86%
As of 6/30/2021
As of 6/30/2022

(1) As of 6/30/2022. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) Includes obligors with no FICO score (primarily foreign buyers).
(3) Weighted-average FICO score for 2022 originations as of 6/30/22 after a 30-day, "same as cash" period from the point of sale.

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Differentiated Owner Base Avg. Customer Household Income (1) ($ in thousands) $130 $150 $90 $83 $68 MARRIOTT VACATIONS WORLDWIDE Hilton Grand Vacations TRAVEL+LEISURE bluegreen vacations US Median Owner Age at Purchase (2) Silent Gen 5% Unknown 8% Millennial 26% Gen X 32% Baby Boomer 29% Generation US Adult Population Millennial 22% Gen X 20% Baby Boomer 21% Silent Gen 7% Above: VAC, HGV and TNL data from 2021, 2019 and 2018 investor presentations, respectively, issued by each. Bluegreen internal data from 2021. US Median income from US Census Bureau (2020). Represents owner age at time of purchase for sales to new owners 1/1/19-6/30/22. US Adult Population from US Census Bureau (2020). bluegreenvacations 14

Sector Comparison share price data Pried# north«!** KolS2-wfc high i millions, except per share figures) VAC Marriott Vacations Worldwide $136.92 (19.096) 78.4% TNL (,) Travel * Leisure Co. 43.11 (22.0%) 68.2% HGvra Hilton Grand Vacations, Inc. 40.77 (21.8%) 72.4% BVH» Bluegreen Vacations HoldingCorp. 26.28 (25.1%) 72.8% Mean $61.77 (22.0%) 72.9% Median $41.94 (21.9%) 72.6% Market Enterprise EV/2022E EV/2023E Net debt/20221 Oh*, yield cap value EBITDA (pre-SBC) EBITDA (pre-SBC) EBITDA lpre-S8C) 1.6% $5,861 $8,241 9.0x 3.7% 3,717 7,180 8.2x - 4,986 7,444 7.6x - 535 717 4.8x 1.3% $3.775 $5,895 7.4x 0.8% $4,352 $7,312 7.9x 7.9x 2.6x 7.4x 4.0x 6.8x 2.5x 4.4x 1.2x 6.6x 2.6x 2.6x 7.1x Source: VAC, HGV and BVH financials as of Q1 2022; TNL financials as of Q2 2022; FactSet and SNL as of 7/29/2022. (1) Formerly Wyndham Destinations, Inc. (NYSE: WYND), Travel + Leisure Co. is now listed at NYSE under the ticker symbol “TNL”, following the acquisition of the Travel + Leisure brand in January 2021. (2) HGV merger with Diamond was completed on August 2, 2021. HGV consensus reflects post-Diamond merger EBITDA. (3) On May 5, 2021, Bluegreen Vacations Holding Corporation (“BVH”) and Bluegreen Vacations Corporation (“BXG”) completed a short-form merger. (4) Third party data has been derived from the appropriate company’s public filings. We do not conform or take any responsibility for the accuracy of such information. (5) BVH paid a quarterly dividend of $0.15 per share on its Class A and Class B Common Stock during the second quarter of 2022 and declared a quarterly cash dividend of $0.15 per share on its Class A and Class B common stock payable on August 22, 2022 to shareholders of record on August 8, 2022. bluegreenvacations 15

For additional information, please contact: Leo Hinkley, Investor Relations Officer, Managing Director Telephone: 954-940-5336 Email: Leo.Hinkley@BVHCorp.com Thank you! APPENDIX For more information, see the Earnings Release dated August 3, 2022, and the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. Further, the Company refers to certain non-GAAP financial measures, including system-wide sales of VOIs, Adjusted EBITDA attributable to shareholders, and free cash flow, which are defined in the Company’s Earnings Release and Annual Report on Form 10-K for the year ended December 31, 2021. Please see the supplemental tables attached herein for additional information and reconciliation of such non-GAAP financial measures. bluegreenvacations 16

Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except per share data) Revenue: Gross sale s of VO Is Provision for loan loss« Sales of VOIs Fee-based sales commission revenue Other fee-based services revenue Cost reimbursements Interest income Other inc orne. ne t Total revenues Costs and Expenses: Cost of VOIs sold Cost of other fee-based services Cost re imhurse me nts Interest expense Sellins, general and administrative expenses Other expense, net To tal costs an d expense s Income before income taxes Provision for income taxes Net income Less: Income attributable to noncontrolling interests Net income attributable to shareholders Comprehensive income attributable to shareholders Basic earnings per share " Diluted earnings per share Basic weighted average number of common shares outstanding Dilued weighted average numbe^Ä^common and common equivalent shares ouctanding Cash dividends declared per Class A and B common shares Three Months Ended June 30, 2022 170.737 W26) 144.261 13550 32,735 16J6S 23,506 235.570 13,221 13/92 16J6S 10556 149.153 207,563 23,007 —till1.! 21536 4.052 17.734 17.784 0.37 20526 20539 Six Months Ended June 30. 0.15 2021 2022 2021 s 110500 s 2365 95 s 178550 (18.488) 91.812 wan 2435 90 (30.807) 147.743 35,618 30.442 42534 63591 61536 59539 15552 10 'O' 34532 K 7AI 32460 î 8 5 '»C 439 473 J 0.0 Jv *278 193.45 8 430.624 339.712 7 (Y)A IA AKÎ 1 7 1 15 ¡647 5 V,W VO 2 6,354 a 4 7 17 32J32 1«/ mJJAi 8576 13514 J ».1 w 18511 114,786 263457 205,750 161,885 31573 37752O 53504 301,446 3 8566 23.879 Q2561) 41.043 (8.883) 295 83 4578 7572 6.908 s 19501 s 33.771 s 22.4 "5 s 19501 s 33,771 s 22,475 r A A « 1 Kâ r i n - s 0 93 > i 1.0^ 1.63 > s 1.12 20P12 20500 20.128 20,912 20,678 20,128 s — $ 0.15 S — Basic and Diluted EPS are calculated the same for both Class A and B common shares. bluegreenvacations 17

Consolidated Statements of Cash Flows (Unaudited) (In thousands) For the Sx Months Ended June 30. 2022 2021 Operating activities: Net income 41 A4 2 \ Adjustment to reconcile net income to net cash > provided by operating activités: Provisor, for loan losses 43,10? 30.807 Depreciation and amortization 10.641 10,116 Share -ba se d compensation e xper.se 1,562 152 Netlosseson disposal of property and equipment 22 K A4A 24 /2 4A1\ Increase (decrease) in deferred income tax liability Changes in operanng assets and liabilities: Notes receivable (79,430) (36,060) VOI inventory 19.854 3.760 Prepaids expense and other assets 10,362 (13,888) Accounts passable, accrued labilities and other, and deferred income 15.725 KQ 01 4 î 32376 < 2 1/CA Net cash provided by operating activities > W.y¿4 > Investing activities: Purchases of property and equipment (736 7) (8229) Net cash use d in investing activité s S (7367) S (8229) Financing activities: Repayments of notes pasable and other borrowings s (195381) S (100.858) Proceeds from noes payable and other borrowings 2543 50 66363 Redemption of junior subordinated debentures (4233) (4,186) (87) Payments of merger transaction cost Purchase and retirement of common stock / 3 A C 1 4\ Vo'/ (613) Dividends paid on common stock (át»3¿4) (3J27) 1A 1 Ç £ /2A 201\ Net cash provided by (used in) financing activities > 4V,lö? > Net Increase in cash and cash equivalents and restricted cash 81,242 5.659 Cash, cash equivalents and restricted cash at beginning of pericxî 183.079 3 r-i h 'O C4 Cash, cash equivalents and restricted cash at end of period $ 2643 21 s 262.763 bluegreenvacations 18

Consolidated Balance Sheets (Unaudited)

(In thousands, except share data)

		June 30, 2022		December 31, 2021
ASSETS				
Cash and cash equivalents	$	222,076	$	140,225
Restricted cash ($20,066 and $15,956 in VIEs at June 30, 2022 and December 31, 2021, respectively)		42,245		42,854
Notes receivable		660,469		609,429
Less: Allowance for loan losses		(177,822)		(163,107)
Notes receivable, net ($303,398 and $248,873 in VIEs at June 30, 2022 and December 31, 2021, respectively)		482,647		446,322
Vacation ownership interest ("VOI") inventory		316,252		334,605
Property and equipment, net		86,465		87,852
Intangible assets, net		61,307		61,348
Operating lease assets		31,074		33,467
Prepaid expenses		24,615		25,855
Other assets		28,654		37,984
Total assets	$	1,295,335	$	1,210,512
LIABILITIES AND EQUITY				
Liabilities				
Accounts payable	$	18,117	$	14,614
Deferred income		14,274		13,690
Accrued liabilities and other		111,286		100,131
Receivable-backed notes payable - recourse		18,666		22,500
Receivable-backed notes payable - non-recourse (in VIEs)		379,858		340,154
Note payable to BBX Capital, Inc.		50,000		50,000
Note payable and other borrowings		117,537		97,125
Junior subordinated debentures		135,455		134,940
Operating lease liabilities		35,960		37,870
Deferred income taxes		101,728		95,688
Total liabilities		982,881		906,712
Commitments and Contingencies - See Note 9				
Equity				
Preferred stock of $0.01 par value; authorized 10,000,000 shares		—		—
Class A Common Stock of $0.01 par value; authorized 30,000,000 shares; issued and outstanding 16,049,952 in 2022 and 17,118,392 in 2021		160		171
Class B Common Stock of $0.01 par value; authorized 4,000,000 shares; issued and outstanding 3,664,230 in 2022 and 3,664,412 in 2021		37		37
Additional paid-in capital		144,658		173,909
Accumulated earnings		99,960		69,316
Total Bluegreen Vacations Holding Corporation equity		244,815		243,433
Non-controlling interest		67,639		60,367
Total equity		312,454		303,800
Total liabilities and equity	$	1,295,335	$	1,210,512

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Free Cash Flow Reconciliation(1) For rhe Six Month- Ended June 30, ‘!n thousands) Net cash provided by (used in) operating activities Purchases of property and equipment Free Cash Flow 2022 2021 68,924 53,269 (7,867) (8,229) 61,057 45,040 Free cash flow is a non-GAAP measure defined as cash provided by operating activities less capital expenditures for property and equipment. The Company focuses on the generation of free cash flow and considers free cash flow to be a useful supplemental measure of its ability to generate cash flow from operations and is a supplemental measure of liquidity. Free cash flow should not be considered as an alternative to cash flow from operating activities as a measure of liquidity. The Company’s computation of free cash flow may differ from the methodology used by other companies. Investors are cautioned that items excluded from free cash flow are a significant component in understanding and assessing the Company’s financial performance. bluegreenvacations 20

Adjusted EBITDA Attributable to Shareholders Reconciliation (In :hou:œid:j Ne; income attributable to shareholder; Net income attributable to the non-controlling interest in Bluegreen Big Cedar Vacations Net Income Add: Depreciation and amortization Less: Interest income (other than interest earned on VOI notes receivable) Add: Interest expense - corporate and other Add: Provision for income tartes EBITDA Add: Share-based compensation expense Gain on assets held for sale Adjusted EBITDA Adjusted EBITDA attributable to the non-controlling interest Adjusted EBITDA attributable to shareholders For the Three Months Ended For the Six Months Ended 2022 17,7S4 4,052 21,836 3,S52 (132) 6,241 6,171 37,96S 817 6 38,791 34,676 ¡30, June 30, 2021 2022 2021 i 19,501 5 33,771 S 7,272 22,475 W 6.90S 23,879 41,043 29,383 3,885 7,773 7,736 (57) (195) (190) 4,969 10,603 10,541 7,694 12,361 8.SS3 40,370 152 71,585 1,562 56,353 152 (13) (38) (38) 40,509 (4,782) 73,109 (7,385) . 56,467 (8,029) s 35,727 i 65,724 S 48.438 bluegreenvacations 21